UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2021

THE CHILDREN’S PLACE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	PLCE	NASDAQ Global Select Market

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2021 Annual Meeting of Stockholders, the Company’s stockholders voted on: (i) the election of each of the Company’s nine nominees for Director for a one-year term expiring in 2022; (ii) the ratification of the appointment of Ernst & Young LLP, as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 29, 2022; (iii) the approval of the Company’s Fourth Amended and Restated 2011 Equity Incentive Plan; and (iv) the approval, on an advisory, non-binding basis, of the compensation of the Company’s named executive officers as described in the Company’s proxy statement for the 2021 Annual Meeting of Stockholders.

The results of the voting were as follows:

	For	Against	Abstentions	Broker Non-Votes
Election of Directors
Joseph Alutto	10,926,436	224,270	77,638	901,932
John E. Bachman	10,965,583	185,142	77,619	901,932
Marla Beck	11,023,000	127,789	77,555	901,932
Elizabeth J. Boland	11,088,549	62,241	77,554	901,932
Jane Elfers	11,027,558	123,232	77,554	901,932
Tracey R. Griffin	11,090,841	59,949	77,554	901,932
Joseph Gromek	10,536,402	614,206	77,736	901,932
Norman Matthews	9,816,697	1,334,011	77,636	901,932
Debby Reiner	10,948,185	202,543	77,616	901,932

Ratification of the Appointment Of Independent Registered Public Accounting Firm	12,035,673	17,241	77,362	0

Approval of the Company’s Fourth Amended and Restated 2011 Equity Incentive Plan	10,641,582	505,033	81,729	901,932

Compensation Paid to Named Executive Officers (“Say-on-Pay”)	5,467,578	5,677,357	83,409	901,932

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Item 8.01	Other Events.

Following their election to the Board of Directors (the “Board”) of the Company at the 2020 Annual Meeting of Stockholders, the Company appointed the membership and leadership of each of the Company’s Board committees as follows:

Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee

John E. Bachman (Chair)	Joseph Gromek (Chair)	Joseph Alutto (Chair)
Elizabeth J. Boland	Norman Matthews	John E. Bachman
Tracey R. Griffin	Debby Reiner	Marla Beck
Norman Matthews

*              *              *

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Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2021

THE CHILDREN’S PLACE, INC.

By:	/s/ Jane Elfers
Name:	Jane Elfers
Title:	President and Chief Executive Officer

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